SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois		60015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
2.875% Walgreens Boots Alliance, Inc. notes due 2020	WBA20	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Extension Agreement to 364-Day Revolving Credit Agreement

As previously disclosed, on January 18, 2019, Walgreens Boots Alliance, Inc. (the “Company”) entered into a 364-day revolving credit agreement (the “Credit Agreement”) with the lenders from time to time party thereto and Mizuho Bank, Ltd. (“Mizuho”), as administrative agent.

On December 18, 2019, the Company entered into an Extension Agreement (the “Extension Agreement”) relating to the Credit Agreement with the lenders party thereto and Mizuho, as administrative agent. The Extension Agreement extends the Maturity Date (as defined in the Credit Agreement) for an additional period of 364 days to January 28, 2021. Such extension shall become effective on January 30, 2020, subject to the Company satisfying certain customary conditions set forth in the Extension Agreement. The Extension Agreement makes no changes to significant terms of the Credit Agreement other than to extend the Maturity Date. The total commitments under the Credit Agreement remain $2 billion.

The foregoing description of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The lenders under the Credit Agreement (as extended by the Extension Agreement) and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit	Description

10.1	Extension Agreement, dated as of December 18, 2019, by and among Walgreens Boots Alliance, Inc., the lenders party thereto and Mizuho Bank, Ltd., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: December 18, 2019	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary